                            SUPPLEMENTAL MEMORANDUM


         THIS SUPPLEMENTAL MEMORANDUM, dated as of August 24, 1983, by and between Perusahaan Pertambangan Minyak Dan Gas Bumi Negara ("Pertamina"), on the one hand, and Roy M. Huffington, Inc., Virginia International Company, Ultramar Indonesia Limited (formerly Golden Eagle Indonesia Limited), Indonesian Superior Oil Company (successor in interest to The Superior Oil Company), Union Texas Far East Corporation and Universe Tankships, Inc. (herein referred to collectively as "Contractors") on the other. Pertamina and Contractors do hereby agree as follows:

                                   ARTICLE 1
                                  Definitions

         1.1 As used herein, the following terms shall have the meanings indicated below:

                 A. "Certified Reserves" shall mean those certain estimated reserves of natural gas, certified by DeGolyer and MacNaughton in written statements, dated on or before November 15, 1979, from which reserves the Huffco Contract Gas, the Mahakam Contract Gas and the Attaka Contract Gas are to be taken.

                 B. "Expansion Supply Agreement" shall mean that certain Supply Agreement for Badak LNG Expansion Project, made and entered into as of April 14, 1981, by and between Pertamina and Contractors (or, as to Indonesian Superior Oil Company, its predecessor in interest).

                 C. "Memorandum of Understanding" shall mean that certain Memorandum of Understanding, made and entered into as of April 14, 1981, concurrently with the Expansion Supply Agreement by and between Pertamina, Contractors (or, as to Indonesian Superior Oil Company, its predecessor in interest), et al.

         1.2 All terms used herein which are defined in the Expansion Supply Agreement.


                                   ARTICLE 2
                       Purpose of Supplemental Memorandum

         2.1 This Supplemental Memorandum is made pursuant to the provisions of Sections 3.4 and 3.6 of the Expansion Supply Agreement and its purposes are as follows:

                 A. To reflect the adjustments to the Certified Reserves contemplated and provided for in Section 3.4 of the Expansion Supply Agreement and in the Memorandum of Understanding. These adjustments have been completed.

                 B. To confirm the respective amounts of the Attaka Contract Gas, the Huffco Contract Gas and the Mahakam Contract Gas after (a) the adjustments referred to in subparagraph A next above, and (b) execution of the Nilam Unit Agreement by Contractors and Total Indonesie, et al., the final redetermination of "Participating Interests" thereunder, and the approval of such Unit Agreement and Participating Interests by Pertamina. The Nilam Unit Agreement has been executed, such Participating Interest have been finally redetermined and each has been approved by Pertamina.

                                  ARTICLE 3
                    Amount of Attaka Contract Gas, Huffco
             Contract Gas and Mahakam Contract Gas, as Adjusted

         3.1 The Badak LNG Sales Contract Gas Requirement and the amounts of Certified Reserves, after adjustments as contemplated and provided for in
Section 3.4 of the Expansion Supply Agreement and in the Memorandum of Understanding are as set forth in the table attached hereto as Exhibit A and hereby made a part hereof. This Supplemental Memorandum shall confirm the agreement of Pertamina and the Contractors to such adjustments.

         3.2 The respective amounts of the Attaka Contract Gas, the Huffco Contract Gas and the Mahakam Contract Gas, after such adjustments and application of the Nilam unit Agreement to that part of the Huffco Contract Gas and the Mahakam Contract Gas located in the Nilam Field are as follows:

         Attaka Contract Gas       0.1515     TSCF     4.3828%
         Huffco Contract Gas       2.2960     TSCF    66.4310%
         Mahakam Contract Gas      1.0088     TSCF    29.1862%
                                   ------            --------
         Badak LNG Sales Contract
                 Gas Requirement   3.4563     TSCF    100.000%

         IN WITNESS WHEREOF, Pertamina and the Contractors have caused this Supplemental Memorandum to be executed by their duly authorized representatives effective as of this date first set forth above.

                          PERUSAHAAN PERTAMBANGAN MINYAK
                          DAN GAS BUMI NEGARA (PERTAMINA)

                          BY                       /s/
                             ---------------------------------------------

                          ROY M. HUFFINGTON, INC.

                          BY                       /s/
                             ---------------------------------------------

                          VIRGINIA INTERNATIONAL COMPANY

                          BY                       /s/
                             ---------------------------------------------

                          ULTRAMAR INDONESIA LIMITED

                          BY                       /s/
                             ---------------------------------------------

                          INDONESIAN SUPERIOR OIL COMPANY

                          BY                       /s/
                             ---------------------------------------------

                          UNION TEXAS FAR EAST CORPORATION

                          BY                       /s/
                             ---------------------------------------------

                          UNIVERSE TANKSHIPS, INC.

                          BY                       /s/
                             ---------------------------------------------

                                   EXHIBIT A

ATTACHMENT TO
ADDENDUM TO MEMORANDUM OF UNDERSTANDING APRIL 14, 1981
------------------------------

                                           REVENUE ALLOCATION CALCULATION
                                                 DATE 23 AUGUST 1983
                                                      (IN TSCF)
(1)    FIELD                                    BADAK           NILAM           HDL+MKB         ATTAKA          TOTAL

(2)    TYPE OF GAS                              SOLUTION        SOLUTION        SOLUTION        SOLUTION
                                                GAS CAP         NON ASS         GAS CAP         GAS CAP
                                                NON ASS.                        NON ASS

(3)    D&M RESERVES NOVEMBER 1979               5,179000        2,201000        1,332000        0.438000        9,150000

(4)    WELLHEAD GAS FOR TRAIN A.B               3,726400        0.0             0.0             0.0             3,726400

(5)    GAS AVAILABLE                            1,452600        2,201000        1,332000        0.438000        5,423599

(6)    SHRINKAGE IN THE FIELD (%)               1,990000        1,430000        0.0             0.0
                                                0.028907        0.031474        0.0             0.0             0.060380

(7)    ACTUAL F/F BEFORE LEX (TO 1/12/1982)     0.0             0.006500        0.369900        0.096600        0.473000

(8)    FUTURE F/F TO LEX                        0.007400        0.009900        0.009800        0.004000        0.031100

(9)    NET GAS TO LEX                           1.416292        2.153125        0.952300        0.337400        4.859116

(10)   SHRINKAGE IN LEX (%)                     0.0             0.0             1.901000        10.842000
                                                0.0             0.0             0.018103        0.036581        0.054684

(11)   ACTUAL F/F AFTER LEX (TO 1/12/1982)      0.0             0.0             0.0             0.105700        0.105700

(12)   FUTURE F/F AFTER LEX                     0.0             0.0             0.031300        0.013100        0.044400

(13)   AVAILABLE FOR TRAIN C.D & KFP-1          1.416292        2.153125        0.902897        0.182019        4.654331

(14)   CO2 + INERT (%)                          3.005000        6.020006        8.637000        2.850000
                                                0.042560        0.129618        0.077983        0.005188        0.255348

(15)   C4 PLUS (%)                              2.590000        1.355000        1.305000        0.040000
                                                0.036682        0.029175        0.011783        0.000073        0.077712

(16)   NET GAS AVAILABLE                        1.337050        1.994331        0.813131        0.176759        4.321270

(17)   NET GAS ALLOCABLE TO TRAIN C+D & KFP-1   1.221352        1.821756        0.813131        0.176759        4.032996
                                               30.283966       45.171280       20.161942        4.382812

(18)   NET GAS ALLOCABLE TO TRAIN C+D           1.046703        1.561254        0.696857        0.151483        3.456296

(19)   NET GAS ALLOCABLE TO KFP-1               0.174648        0.260503        0.116274        0.025276        0.576700

(20)   GROSS GAS ALLOCABLE TO TRAIN C+D         1.108737        1.685563        0.773707        0.155891        3.7244077

(21)   GROSS GAS ALLOCABLE TO KFP-1             0.184998        0.281244        0.129118        0.026028        0.621380

(22)   EXCESS                                   0.122557        0.186317       -0.000000       -0.000000        0.300874




                                                        JAKARTA AUGUST 24, 1983.

                           PERCENTAGE OF CONTRACT GAS



1.  ATTAKA CONTRACT GAS
    -------------------
    1.1  ATTAKA           100% X 4.3828%           =         4.3828%
                                                             -------
                                                                                  4.3828%


2.  HUFFCO CONTRACT GAS
    -------------------

    2.1  BADAK            97.90% X  30.2840%       =        29.6480%
    2.2  NILAM            81.43% X  45.1713%       =        36.7830%
                                                            --------
                                                                                 66.4310%


3.  MAHAKAM CONTRACT GAS
    --------------------

    3.1  HANDIL/BEKAPAI   100% X 20.1619%          =       20.1619%
    3.2  BADAK            2.10% X 30.2840%         =        0.6360%
    3.3  NILAM            18.57% X  45.1713%        =        8.3883%
                                                            -------
                                                                                 29.1862%
                                                                                 --------

                                                                    TOTAL        100.00%





                                                        JAKARTA, AUGUST 24, 1983

                                  CONTRACT GAS

                                   (IN TSCF)





    1.           ATTAKA CONTRACT GAS  :
                 -------------------

                  4.3828%  X  3.4563  :       0.1515


    2.           HUFFCO CONTRACT GAS  :
                 -------------------

                 66.4310%  X  3.4563  :       2.2960


    3.           MAHAKAM CONTRACT GAS :
                 --------------------

                 29.1862%  X  3.4563  :       1.0088
                                              ------

                                              3.4563